4th Quarter 2024 Earnings Presentation EagleBankCorp.com January 22, 2025 Scan for digital version

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: Eric Newell P 240-497-1796 E enewell@eaglebankcorp.com

Attractive Washington DC Footprint 3 One-of-a-kind Market The Washington DC area represents a strong and stable economy bolstered by Federal government spending and related jobs insulating the region from the severity of potential economic downturns. Our market includes world-class centers of education, a robust private sector, including increasing technology innovation, and tourism. Attractive Demographics Eagle’s footprint represents some of the best demographics in the country. Household income in our markets is well above the national average and all Mid-Atlantic states. Advantageous Competitive Landscape Eagle is one of the largest banks headquartered in the Washington DC metro area and ranked 3rd by deposits in the DC MSA for banks with less than $100 billion in assets. 1 - Source: FDIC Deposit Market Share Reports - Summary of Deposits

Eagle at a Glance 4 Total Assets $11.1 billion Total Loans $7.9 billion Total Deposits $9.1 billion Tangible Common Equity $1. 2 billion Shares Outstanding (at close December 31, 2024) 30,202,003 Market Capitalization (at close January 21, 2024) $758 million Tangible Book Value per Common Share $40.59 Institutional Ownership 75% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data as of December 31, 2024 unless otherwise noted. 1 - Equity was $1.2 billion and book value was $40.60 per share. Please refer to the Non-GAAP reconciliation in the appendix. 2 - Based on January 21, 2024 closing price of $25.10 per share and December 31, 2024 shares outstanding. 1 1 2

Eagle is an Attractive Investment Opportunity

- **Best-in-Class Capital Levels**
  - CET1 Ratio = 14.63% Top quartile of all bank holding companies with $10 billion in assets or more
  - TCE / TA[1] = 11.02%
  - ACL / Gross Loans = 1.44% and ACL / Performing Office Loans = 3.81%

- **Long-term Strategy to Improve Operating Pre-Provision, Net Revenue ("PPNR") Across All Interest Rate Environments**
  - Continue the growth and diversification of deposits designed to improve funding profile

- **Strong Operating Efficiency**
  - Our cost structure is designed to minimize inefficiencies, while allowing us to invest in growth and important control functions such as risk management and compliance.
  - Branch-light, efficient operator.
  - Top quartile Efficiency Ratio. Operating Efficiency Ratio[1] = 59.5%
  - Operating Noninterest Expense / Average Assets[1] = 1.41%

- **Strong Liquidity and Funding Position**
  - Liquidity risk management is central to our strategy.
    - At 6.9%, Eagle has one of the highest liquid assets to total deposits ratio relative to peers[2], and total on-balance sheet liquidity and available borrowing capacity was $4.6 billion at quarter-end.
  - Uninsured deposits only represent 24% of total deposits, having a weighted average relationship with EagleBank of over 8 years.

- **Capitalizing on Our Desirable Geography**
  - Proximity to the federal government and prime contractors offers a stable and financially strong customer base.
  - The DMV has a robust and diverse economy including education, healthcare, technology, and defense sectors.
  - Access to a population with high household incomes, leading to more significant deposit base.

NOTE: Data at or for the quarter ended December 31, 2024

1 - Please refer to the Non-GAAP reconciliation in the appendix.

2 - Includes cash and cash equivalents.

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Strategies to Improve Profitability

Improving Return on Average Assets

- Grow and deepen relationship deposits with a focus on franchise enhancement; allowing for reduction of high-cost wholesale and non-core funding
- Maintain pricing discipline on loan originations to promote revenue growth
- Continue operating efficiency focus and seek out opportunities for positive operating leverage


ROAA
Peer 1 1.29%
Peer 2 1.28%
Peer 3 1.24%
Peer 4 1.24%
Peer 5 1.22%
Peer 6 1.07%
Peer 7 0.96%
Peer 8 0.94%
Peer 9 0.89%
Peer 10 0.77%
Peer 11 0.75%
Peer 12 0.70%
Peer 13 0.70%
EGBN 0.48%
Peer 14 0.46%
Peer 15 0.45%
Peer 16 0.39%
Peer 17 0.39%

Grow & Diversify

- C&I team expansion creating platform to accelerate acquisition and deepening of profitable relationships and expand deposit base
- Ongoing evaluation of strategies to reduce CRE concentration
- Increasing fee income through cross selling and higher penetration of deposit products
- Market positioning and resource investment focus that evolve community and customer perceptions of EagleBank towards being a full-service commercial bank

Deposits & Funding

- Building sales behaviors with Treasury sales to deepen deposit relationships to grow fee income
- Utilize current and past successes to seek out deposit rich sectors and enhance and/or communicate value propositions
- Leverage existing branch network to drive customer acquisition

Operational Excellence

- Continue investments that enhance operational capabilities and human talent as we strengthen the efficiency and scalability of our platform; all with an eye for maintaining an exceptional client and employee experience
- Driving effective expense management contributing to the overall strategy of achieving positive operating leverage

Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of September 30, 2024. EGBN is as of December 31, 2024. Source: S&P Capital IQ Pro and company filings.

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Eagle – Capital Levels vs. Peers

Strong Capital

- Capital ratios are high relative to peers
- Excess CET1 (over 9%) plus reserves provides a superior level of coverage when measured against our peers



CET1 Ratio
Peer 1 15.8%
EGBN 14.6%
Peer 2 14.6%
Peer 3 13.8%
Peer 4 13.8%
Peer 5 13.6%
Peer 6 12.2%
Peer 7 11.9%
Peer 8 11.3%
Peer 9 11.3%
Peer 10 11.1%
Peer 11 10.9%
Peer 12 10.4%
Peer 13 10.2%
Peer 14 10.2%
Peer 15 10.0%
Peer 16 9.8%
Peer 17 9.8%



Excess CET1 + ACL / Total Loans
Peer 1 9.5%
EGBN 8.1%
Peer 2 7.1%
Peer 3 6.7%
Peer 4 6.5%
Peer 5 6.5%
Peer 6 4.3%
Peer 7 4.2%
Peer 8 3.5%
Peer 9 3.4%
Peer 10 3.2%
Peer 11 3.0%
Peer 12 2.7%
Peer 13 2.2%
Peer 14 1.9%
Peer 15 1.9%
Peer 16 1.7%
Peer 17 1.7%



Tangible Common Equity / Tangible Assets1
EGBN 11.0%
Peer 1 11.0%
Peer 2 10.9%
Peer 3 10.7%
Peer 4 9.7%
Peer 5 9.3%
Peer 6 9.1%
Peer 7 9.1%
Peer 8 8.9%
Peer 9 8.8%
Peer 10 8.5%
Peer 11 8.4%
Peer 12 8.1%
Peer 13 8.0%
Peer 14 7.9%
Peer 15 7.9%
Peer 16 7.7%
Peer 17 7.0%

1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of September 30, 2024 (if available). EGBN is as of December 31, 2024.
Source: S&P Capital IQ Pro and company filings.

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31.9% 28.8% 24.9% 21.6% 17.2% 16.2% 16.2% 15.4% 12.9% 11.9% 10.0% 8.4% 5.6% 5.5% 4.7% 2.7% 2.1% 2.0% Peer 1 Peer 2 Peer 3 Peer EGBN Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Cash Equivalents + AFS Securities / Total Deposits 10.0% 8.4% 8.0% 6.9% 6.4% 6.0% 6.0% 5.6% 5.5% 4.7% 4.0% 3.5% 3.3% 2.7% 2.6% 2.1% 2.0% 1.3% Peer 1 Peer 2 Peer 3 EGBN Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Cash Equivalents / Total Deposits Eagle – Liquidity Position vs. Peers 8 Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of September 30, 2024 (if available). EGBN is as of 12/.31/2024. Source: S&P Capital IQ Pro and company filings. Available Liquidity Cash and cash equivalents are high relative to peers. Cash equivalents combined with AFS securities provides a high level of coverage when measured against our peers. 72% 74% 76% 28% 26% 24% $8,267 $8,541 $9,131 6/30/2024 9/30/2024 12/31/2024 ($ in m ill io n s) Insured Deposit Exposure Trend Insured Uninsured

0.65% -0.01% 0.66% 0.70% 0.48% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Operating Return on Average Assets1 48.9% 51.1% 55.2% 55.4% 59.5% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Operating Efficiency Ratio1 Performance Measures 9 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Operating Return on Average Assets are annualized. For the periods above, return on average common equity 6.48% (2023Q4) , (0.11)% (2024Q1), (26.60)% (2024Q2), 7.22% (2024Q3), and 4.94% (2024Q4); return on average assets was 0.65% (2023Q4), -0.01% (2024Q1), -2.73% (2024Q2), 0.70% (2024Q3), and 0.48% (2024Q4), common equity to assets was 10.92% (2023Q4) 10.85% (2024Q1) 10.35% (2024Q2), 10.86% (2024Q3), and 11.02% (2024Q4); and efficiency ratio was 48.8% (2023Q3), 48.9% (2023Q4), 51.1% (2024Q1), 191.0% (2024Q2), 55.4% (2024Q3), and 59.5% (2024Q4). 10.12% 10.03% 10.35% 10.86% 11.02% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Tangible Common Equity/Tangible Assets1 7.08% -0.11% 7.04% 7.22% 4.94% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Operating Return on Average Tangible Common Equity1

Net Interest Income 10 NII Decrease and NIM Decline Net Interest Income • Interest income decreased $5.4 million quarter over quarter due to lower yields from lower short- term interest rates. • Interest expense decreased $4.3 million due to lower costs from lower short-term interest rates and a reduction in borrowings. • Net interest income decreased $1 million quarter over quarter. Margin • The net interest margin ("NIM") decreased to 2.29% for the fourth quarter 2024, compared to 2.37% for the prior quarter, primarily due to an increase in the average mix of interest-bearing deposits at the Federal Reserve Bank in the fourth quarter versus the third quarter. • Management expects cash flows from the investment portfolio of $386 million in 2025 to be reinvested at higher yields. $73.0 $74.7 $71.4 $71.8 $70.8 2.45% 2.43% 2.40% 2.37% 2.29% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 (i n m ill io n s ) Net Interest Income & Margin Net Interest Income NIM

Net Income – Summary 11 Net Income Drivers Net interest income Net interest income down $1 million, primarily driven by $965 thousand interest income not recognized on a loan that migrated to nonaccrual during the quarter. While interest income declined due to lower rates on loans, there was a similar decline in interest expense from a reduction in rates on non-maturity deposits and a reduction in borrowings. Provision for Credit Losses (“PCL”) The increased provision for the quarter is primarily due to a specific reserve established for a $74.9 million commercial real estate office loan. Previously classified as special mention, the loan was moved to non-accrual status following a new appraisal. Reserve for unfunded commitments was a reversal of $1.6 million due primarily to lower unfunded commitments in our construction portfolio. This compared to a reversal for unfunded commitments in the prior quarter of $1.6 million. Noninterest income Noninterest income down $2.9 million primarily due to lower swap fee income. Noninterest expense Noninterest expense increased $0.9 million associated with increased FDIC insurance expense.

2025 Outlook

Key Drivers	4Q 2024 Actual	Prior 2025 Outlook	Current 2025 Outlook[1]
Balance Sheet			
Average deposits	$10,056 million	1-4% increase	1-4% increase
Average loans	$7,972 million	1-4% increase	2-5% increase
Average earning assets	$12,304 million	Flat	Flat
Income Statement			
Net interest margin	2.29%	2.40% - 2.60%	2.50% - 2.75%
Noninterest income	$4.1 million	3-6% growth	Flat
Noninterest expense	$44.5 million	2-4% growth	3-5% growth
Period effective tax rate	22.8%	21-23%	21-23%

[1] – The forecasted increase is based off 2024 figures for the same measure
Other Notes: 2025 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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Outlook Variables & Risks

To reach our 2025 outlook, we made many assumptions of variables and risks, including:

Component	Variables & Risks
Economy & Rates	• Business activity highly correlated to current and anticipated forward rates
Clients	• Credit quality and need for credit coupled with a potential recession
Funding	• Ability to obtain deposit funding in a cost-effective manner • High funding costs directly impacts the competitiveness of our loan offerings
Competition	• Competition for loans in the market remains high with competition from non-bank lenders • Pricing (rate) and overall cost of acquiring deposits
Opportunities	• Growth in loans and deposits must remain flexible
Regulation/Politics	• Dynamic political environment and potential for new policies could impact banks

Notes: Outlook 2025Y represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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3.28% 3.36% 3.35% 3.40% 3.28% 4.61% 4.75% 5.07% 5.03% 5.28% 4.30% 4.37% 4.45% 4.47% 4.20% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Cost Analysis Total Deposit Cost Borrowings Total IBL Cost Deposit Mix and Trend 14 Total Period End Deposits increased $323 million Year-over-Year CDs Savings & money market Interest bearing transaction Noninterest bearing

Funding & Liquidity 15 Funding & Liquidity Summary Deposits Period end deposits were up $590 million for the quarter, attributable to an increase in interest- bearing transaction and savings and money market accounts. The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding. Borrowings Other short-term borrowings were $0.5 billion at December 31, 2024, down 60.5% from the prior quarter-end as BTFP borrowings were paid off with increased cash from deposits. Ample Access to Liquidity Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.6 billion. 1 - Includes interest-bearing deposits with banks, cash and due from, and federal funds sold 86.3% 83.3% 83.0% 86.4% 93.8% 13.7% 16.7% 17.0% 13.6% 6.2% $10,209 $10,208 $9,967 $9,889 $9,730 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 in m ill io n s Deposits & Borrowings Deposits Borrowings (includes customer repos)

5,393 4,133 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 141% 127% 105% 90% 86% 74% 63% 61% 58% 53% 51% 37% 30% 28% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 EGBN Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Excess CET1+ACL/ Non-Owner Occupied Office Loans 16 As of December 31, 2024 Note: Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of September 30, 2024 (if available). Peer data only shown if CRE Income Producing Office was disclosed. EGBN is as of December 31, 2024. Source: S&P Capital IQ Pro and company filings. 1 - Class Type is determined based on the latest appraisal designation. Higher Risk Rating (9000) Lower Risk Rating (1000) Office (% of Total Inc Prod CRE) 21% Non-Office 79% Office (Weighted Risk Rating) Non-Office (Weighted Risk Rating) Mix and Risk Rating Trend of Total Income Producing CRE The vast majority of our Inc Prod CRE is Non-Office and with risk ratings that have largely remained unchanged. Office Loan Portfolio Detail Inc Producing Office Holdings Declined $85 million Year-over-Year

17 1 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment. 2 – Includes one $56.2M Pass-rated office loan with a tenant (international law firm) commenced lease payments in January 2025. Commentary • Performing Office ACL coverage = 3.81% • Non-office CRE exhibiting limited internal risk rating migration • 74% of office portfolio maturities are beyond year-end 2025 • Limited exposure to Class B central business district office Office Loan Portfolio: Income Producing Detail

18 1 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment. Multifamily Loan Portfolio: Income Producing Detail

Loan Mix and Trend 19 Commercial Owner-Occupied CRE Construction – comm& residential. Home Equity Other Consumer Construction C&I (owner-occupied) Office Income producing CRE (excluding office if applicable)

$336 $362 $408 $391 $426 $207 $265 $308 $365 $245 $543 $627 $716 $756 $671 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 (i n m ill io n s) Substandard Special mention % of loans 20 Loan Type and Classification 1-Includes land. Quarter-over-Quarter Change Special Mention • C&I +$19.4 million • CRE -$139.5 million • 100% of special mention loans were current as 12/31/24 Substandard • C&I -$21.9 million • CRE +$56.9 million • 46% of substandard loans were current at 12/31/24 Classified and Criticized Loans 82%86%85%88% 69% % performing 6.81% 7.86% 8.95% 9.49% 8.46%

0.60% 1.07% 0.11% 0.26% 0.48% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 NCO / Average Loans1 1.08% 1.25% 1.33% 1.40% 1.44% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Allowance for Credit Losses/ Loans HFI $14,490 $35,175 $8,959 $10,094 $12,132 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 (i n t h o u s a n d s ) Provision for Credit Losses Asset Quality Metrics 21 1-Excludes loans held for sale. 2-Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. 0.57% 0.79% 0.88% 1.22% 1.90% 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 NPAs2 / Assets

Appendices 22

23 Nonaccrual Loans • How do loans end up on nonaccrual status? o Appraisal: For collateral dependent loans, new appraisals received as the loan approaches maturity below loan amount. Loans charged-down to 100% of new appraisal less estimated selling costs. Such loans could be receiving full P&I payments. o Payment default. • Loans 1, 2, 4, 5 were placed on nonaccrual status based on current appraisal received, not from payment default, marked at 90% of the current appraised value. Note: Data as of December 31, 2024

24 Summary of Classified and Criticized Loans 1 – When cash collateral is considered, latest LTV is 90% 2 – Loan collateral is a project that is either recently completed and in lease up, not yet stabilized, under development, or in process of conversion

25 Top 25 Loans 1 – Mixed collateral commercial real estate 2 – Construction in process 3 – When cash collateral is considered, latest LTV is 90% Note: Data as of December 31, 2024

Total CRE Office Loan Portfolio (Excludes OOCRE & OO Construction) 26 4 Office Loans with Substandard Risk Ratings are on Nonaccrual for a total balance of $139.7 million out of Total NPAs of $211.5 million. 1 – Loan risk grade categories: 1000 – Prime, 2000 – Excellent (“Excel.”), 3000 – Good, 4000 – Acceptable (“Accept.”), 5000 – Acceptable with Risk (“AwR”), 6000 – Watch, 7000 – Other Assets Especially Mentioned (O.A.E.M.), 8000 – Substandard, 9000 – Doubtful, 9999 - Loss

Washington DC Office (Income Producing CRE & Construction) 27 • $224.2 Million Total Outstanding Balance o 11 Income Producing CRE = $220.6 million o 1 Income Producing Construction CRE loan = $3.6 million o 12 Total Washington DC Office Loans  Median size = $12.6 million  Average size = $18.7 million • 10 Loans Risk Rated Pass = $157.1 Million • 2 Loans with Adverse Risk Ratings o Risk Rated Special Mention = $39.9 million (Special mention loan #2 as discussed on page 24) o Risk Rated Substandard = $27.3 million (Nonaccrual loan #2 as discussed on page 23) o Both Income Producing CRE • 4 Loans in the Central Business District with $130.8 Million in Total Outstanding Balances o $56.2 million Risk Rated = Pass (Top 25 loan #16 as discussed on page 25)  International law firm HQ’d in NYC signed long-term lease for >50% of square footage o $34.1 million Risk Rated = Pass o $27.3 million Risk Rated = Substandard (Nonaccrual loan #2 as above and on page 23) o $13.2 million Risk Rated = Pass

Multifamily Loan Portfolio 28 • Zero Multifamily Loans on Nonaccrual Status • 93 Total Multifamily Loans • $1.8 Billion in Outstanding Balances with Multifamily as Collateral o Median size = $7.5 million o Average size = $19.8 million • 87 Loans with $1.7 Billion in Balances with Average Risk Rating = Pass • 3 Substandard Loans with $29.6 Million in Total Outstanding Balances o $13.8 million (Apt Building in DC with Retail/Commercial space) (Substandard Loan #11 as discussed on page 24) o $8.4 million (Apt Building in DC – Bridge Loan) o $7.4 million (Apt Building in DC with appraisal on January 2, 2024 and 55% LTV) • 3 Special Mention Loan with $52.3 Million Outstanding o $26.8 million (139-unit Apt building in DC completed in 2017) (Special Mention Loan #3 as discussed on page 24) o $20.6 million (Apt Building in DC – Bridge Loan) (Special Mention Loan #4 as discussed on page 24) o $4.9 million (New construction of 20 condo unit building in Washington DC) Note: These amounts are inclusive of Income Producing ($818.7mm), Construction ($597.8mm), Mixed Use ($418.1mm), and Commercial ($2.2mm) Multi-Family loans

Underwriting, Credit Management and Risk Mitigation

- **History of Resiliency through Credit Cycles**
- **Strong Underwriting and Portfolio Management Functions**
- **Internal Annual Review on a Loan-by-Loan Basis**
- **Quarterly Portfolio Stress Testing and Covenant Monitoring**
- **Quarterly Independent 3rd Party Loan Reviews**
- **Deposit Account Monitoring – Real Time Assessment of Operations**
- **Office Task Force**:
  - Cover maturing loans 18 months in advance of maturity
  - Early identification/intervention of potential problems
- **Solutions Based Approach in Working with Customers on Challenging Credits to Allow Borrower Opportunity to Retain Property and to Minimize Risk/Loss to the Bank**
  - Cashflow Sweep to Eagle Controlled Escrows Through Maturity
  - Principal Paydowns in Return for Extension Opportunities on Maturing Loans
- **Stable Local Economy:**
  - Federal Government, Major Universities, Biotech (NIH, Ft Dietrick- 270 Corridor), Amazon HQ2, Government Contracting, and Highly Educated, Affluent Population
  - Washington Metropolitan Area historically experiences an economic boost in presidential election years

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Credit Quality Since 1998 30

CRE Construction Portfolio 31 • $1.13 Billion Total Outstanding Balance: o 75 CRE Ground Up Construction $1,012.2 million o 18 CRE Renovation $116.8 million o 7 Consumer Construction $ 6.3 million o 100 Total Construction Loans  Median size = $2.1 million  Average size = $10.1 million • 97 Loans Risk Rated Pass • 3 Loans with Adverse Risk Ratings o Substandard = $5.7 million (New construction of 24 condo unit building in Washington DC) o Special Mention = $4.9 million (New construction of 20 condo unit building in Washington DC) o Substandard = $4.9 million (New construction of 24 condo unit building in Washington DC) Note: Loan metrics not inclusive of deferrals, fees and other adjustments.

Hotel Loan Portfolio 32 • Zero Hotel Loans on Nonaccrual Status • $416.3 Million in Outstanding Balances with Hotels as Collateral (Includes Construction CRE) o Median size = $11.0 million o Average size = $18.9 million • 22 Loans with Average Risk Rating = Pass • 0 Criticized Loans

Investment Portfolio 33 Investment Portfolio Strategy • Portfolio positioned to manage liquidity and pledging needs • Cash flow projected principal only (rates unchanged): o 2025 - $386 million • Total securities down $164 million from 9/30/2024 from principal paydowns, maturities received. • Unencumbered securities of $1.28 billion available for pledging. Note: Chart is as of period end on an amortized cost basis. AFS / HTM as of December 31, 2024

Tangible Book Value Per Share 34 Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices

Loan Portfolio - Details 35 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of September 30, 2024.

Loan Portfolio – Income Producing CRE 36 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of December 31, 2024.

Loan Portfolio – CRE Construction 37 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of December 31, 2024

38 Non-GAAP Reconciliation (unaudited)

39 Non-GAAP Reconciliation (unaudited)

40 Non-GAAP Reconciliation (unaudited)

41 Non-GAAP Reconciliation (unaudited) Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, tangible book value per common share excluding accumulated other comprehensive income (“AOCI”), and the return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding; to calculate the tangible book value per common share excluding the AOCI, tangible common equity is reduced by the loss on the AOCI before dividing by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders’ equity. The Company calculates the annualized return on average common equity ratio by dividing net income available to common shareholders by average common equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Operating net (loss) income and is a non-GAAP financial measures derived from GAAP based amounts. The Company calculates operating net (loss) income by excluding from net (loss) income the one-time goodwill impairment of $104.2 million. The Company considers this information important to shareholders because operating net (loss) income) provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating net income (loss) to the nearest GAAP measure. Operating return on average common equity and operating return on tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the operating return on average common equity ratio by dividing operating net income available to common shareholders by average common equity. The Company calculates the operating return on average tangible common equity ratio by dividing operating net income available to common shareholders by average tangible common equity. The Company considers this information important to shareholders because operating return on average tangible common equity and operating return on average common equity provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating return on average tangible common equity and operating return on average common equity to the nearest GAAP measure. Operating Efficiency ratio is a non-GAAP financial measure calculated by dividing operating non-interest expense by the sum of GAAP net interest income and GAAP non- interest (loss) income. Operating noninterest expense is a non-GAAP financial measure calculated by adding back goodwill impairment to GAAP noninterest expense. Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling operational activities. The table above shows the calculation of the operating efficiency ratio and operating noninterest expense from these GAAP measures.